UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2024

Piedmont Lithium Inc.
(Exact name of registrant as specified in its charter)

___________________________________

Delaware	001-38427	36-4996461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
42 E Catawba Street Belmont, North Carolina 28012
(Address of principal executive offices and zip code)
(704) 461-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock $0.0001 par value per share	PLL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 - Other Events

The At Market Issuance Sales Agreement, dated as of May 24, 2024, between Piedmont Lithium Inc. and B. Riley Securities, Inc., which is filed as Exhibit 1.1 of this Current Report on Form 8-K, and the opinion of Gibson, Dunn & Crutcher LLP, which is filed as Exhibit 5.1 to this Current Report on Form 8-K, is incorporated herein by reference. The opinion was issued in connection with the filing of the prospectus supplement on Form 424(b)(5), filed with the U.S. Securities and Exchange Commission on equal date herewith, forming part of the registration statement (File No. 333-282115).

Item 9.01 - Financial Statements and Exhibits

(d): Exhibits.

Exhibit No.	Description
1.1
At Market Issuance Sales Agreement dated as of May 24, 2024, between Piedmont Lithium Inc. and B. Riley Securities, Inc. (Incorporated herein by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on May 24, 2024 (File No. 001-38427))

5.1	Opinion of Gibson, Dunn & Crutcher LLP
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of September, 2024.

Piedmont Lithium Inc. (Registrant)

By:	/s/ Keith D. Phillips
Name:	Keith D. Phillips
Title:	President and Chief Executive Officer